4th Quarter 2024 Earnings Update Ritz-Carlton St. Thomas

Company Presentation | March 2025 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the Risk Factors discussed in our most recent Annual Report on Form 10-K; rising interest rates and inflation; macroeconomic conditions, such as a prolonged period of weak economic growth and volatility in the capital and financial markets; uncertainty in the business sector and market volatility; general and economic business conditions affecting the lodging and travel industry; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | March 2025 3 $962 $2,136 12/31/2013 12/31/2024 +122% Urban, 31% Resort, 69% $233 $706 2013 TTM Q4'24 +203% $78 $179 2013 TTM Q4'24 +129% 8 15 2013 2024 +7 Total Assets (1)(2) Hotel EBITDA (1)(2)(4) (1) As of 12/31/24 (2) In millions (3) Torrey Pines sold in Q3 Number of Hotels(1)(3) % of Total Hotel Rev (1)(2)(4) Company Fact Sheet Since inception in 2013, we have significantly increased Gross Asset Value and EBITDA for our iconic and irreplaceable portfolio NYSE: BHR $221.5MM EQUITY MARKET CAP(1) $1.8B ENTERPRISE VALUE(1) HIGHEST RevPAR LODGING REIT 2013 Luxury Hotels Drive 2024 Hotel EBITDA(1)(3)(4)(5) Resorts Drive 2024 EBITDA(1)(3)(4) Luxury $128,398 Upper Upscale $50,635 $- $40,000 $80,000 $120,000 $160,000 (4) 2024 Hotel Rev and Hotel EBITDA figures are comparable (5) In thousands 2024 202 2024

Ritz-Carlton Reserve Dorado Beach Discussion Topics Industry Update Portfolio Overview Recent Results & Developments Liability Management22 14 9 5 Appendix24

Industry Update Pier House Resort and Spa

Company Presentation | March 2025 6 Industry RevPAR Continues to Exceed 2019 Source: Lodging Analytics Research & Consulting Q4 2024 U.S. KPIs, Indexed to 2019 87 95 96 95 95 0 20 40 60 80 100 120 140 2021 2022 2023 2024F 2025F Occupancy Index 83 108 113 115 118 0 20 40 60 80 100 120 140 2021 2022 2023 2024F 2025F RevPAR Index 95 114 119 121 124 0 20 40 60 80 100 120 140 2021 2022 2023 2024F 2025F ADR Index

Company Presentation | March 2025 7 $0 $40 $80 $120 $160 $200 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Real ADR Continues to Rise Real ADR Nominal ADR 0% 10% 20% 30% 40% 50% 60% 70% Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Occupancy Down Slightly $0 $15 $30 $45 $60 $75 $90 $105 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Real RevPAR Stabilizing Real RevPAR Nominal RevPAR Industry Real RevPAR Stabilizing at a New Level Source: STR $132 63% $129 66% $87 $81 The Clancy Marriott Seattle Waterfront

Company Presentation | March 2025 8 Luxury RevPAR Growth Forecasted Source: Lodging Analytics Research & Consulting Q4 2024 2.3% 1.7% 4.0% -0.1% 3.4% 3.2% 1.1% 2.3% 3.4% 0.3% 1.6% 1.9% 0.2% 3.2% 3.4% -0.4% 1.1% 0.7% -2% -1% 0% 1% 2% 3% 4% 5% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 2025 Forecasted Growth YoY

Portfolio Overview Bardessono Hotel and Spa

Company Presentation | March 2025 10 High Quality Assets with High Barriers to Entry (1) By Number of Hotels as of 12/31/24 (2) In thousands Properties Resort Hotel 2024 EBITDA(2) Urban Key (1) Resort: 60% Urban: 40% Cameo Beverly Hills $3,954 $4,436 $5,087 $12,092 $13,604 $19,138 $20,620 $21,924 $23,286 Hotel Yountville Bardessono Ritz-Carlton Lake Tahoe Park Hyatt Beaver Creek Pier House Ritz-Carlton Reserve Dorado Beach Ritz-Carlton St. Thomas Ritz-Carlton Sarasota Four Seasons Scottsdale -$1,485 $5,733 $5,742 $11,949 $13,996 $18,957 The Clancy Sofitel Chicago Magnificent Mile The Notary Hotel Marriott Seattle Waterfront Capital Hilton

Company Presentation | March 2025 11 ADR Stabilized Higher; Occ Stabilized Lower ADR(1) Stabilized – Q4 2019 to Q4 2024 Occupancy(1) Stabilized – Q4 2019 to Q4 2024 (1) Same-store data for the current 15 hotel assets held by BHR following the sale of Torrey Pines Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Cameo Beverly Hills - 100 200 300 400 500 600 700 800 900 1,000 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Pandemic 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 -14.5% -15.3% -13.9% Key: Resort Urban Average +55.5% +36.8% +11.4%

Company Presentation | March 2025 12 RevPAR(1) Stabilizing – Q4 2019 to Q4 2024 Key: Resort Urban Average Key Observations Urban properties almost flat to 2019 levels Resort RevPARs Stabilized at Higher Levels Average RevPAR well above 2019 levels (1) Same-store data for the current 15 hotel assets held by BHR following the sale of Torrey Pines - 100 200 300 400 500 600 700 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Portfolio RevPAR at Higher Stabilized Level Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Cameo Beverly Hills +31.8% +16.9% -4.1%

Company Presentation | March 2025 13 Ritz-Carlton Drives 2024 Hotel EBITDA(1)(2) (1) Comparable TTM as of 12/31/2024, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands (2) Torrey Pines sold in Q3 High Transient Demand Drives 2024 Revenue(1)(2) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Cameo Beverly Hills; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: Marriott Seattle Waterfront, The Notary, and The Clancy; Hilton: Cameo Beverly Hills and Capital Hilton; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Cameo Beverly Hills, Park Hyatt Beaver Creek, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, Marriott Seattle Waterfront, The Notary, and The Clancy Ritz-Carlton $66,769 Marriott/ Autograph $31,678 Four Seasons $23,286 Independent $21,994 Hilton $17,472 Park Hyatt $12,092 Sofitel $5,742 $- $15,000 $30,000 $45,000 $60,000 $75,000 The Notary Hotel Transient, 74.7% Group, 22.7% Contract, 2.6%

Recent Results & Developments Resorts Pass Cyclical Bottom; Resume Growth Park Hyatt Beaver Creek

Company Presentation | March 2025 15 Q4 RevPAR Results Differ By Property Type Four Seasons Scottsdale Quarter Highlights (1) In thousands (2) Please refer to slides 25-40 for a reconciliation to the most directly comparable non-GAAP financial metric • Resorts delivered 3x the EBITDA as urban properties • Two most recent acquisitions delivered highest EBITDA for the quarter • Resorts resuming RevPAR growth after six quarters of declines • Urban properties’ RevPAR continue to march higher • Cameo Beverly Hills continues to be impacted by higher expenses and soft group business

Company Presentation | March 2025 16 Comparable Hotel Operating Results(1) 2024 Q4 2023 Q4(2) % Variance 2024(2) ADR $480 $478 0.4% Occupancy 63.5% 62.6% 1.5% RevPAR $305 $299 1.9% Total Hotel Revenue(3) $175,217 $166,470 5.3% Hotel EBITDA(3) $41,081 $40,812 0.7% Hotel EBITDA Margin 23.4% 24.5% (1.1%) (1) Includes all hotels owned as of December 31, 2024 (2) Prior year amounts not restated for sale of Torey Pines (3) In thousands (4) As reported in Earnings Releases: 2019 as reported on 2/26/2020; 2020 as reported on 2/25/2021; 2021 as reported on 2/24/2022; and 2022 as reported on 2/22/2023; 2023 and 2024 as reported on 2/26/25 (5) Includes all hotels owned as of December 31, 2024. Torrey Pines was sold in July 2024. Comparable Hotel EBITDA includes $9.1 million of hotel EBITDA for the period Torrey Pines was owned and $8.0 million of estimated hotel EBITDA for Torrey Pines for the period after its sale. Reported 2024 Comparable Hotel EBITDA is $179.0 million COMPARABLE HOTEL EBITDA(2)(4)(5)COMPARABLE REVPAR(1)(2)(4) Portfolio RevPAR at All Time High $233 $101 $238 $312 $307 $317 $- $50 $100 $150 $200 $250 $300 $350 2019 2020 2021 2022 2023 2024 $143.0 $13.9 $142.5 $221.9 $206.4 $196.1 $- $50 $100 $150 $200 $250 2019 2020 2021 2022 2023 2024 (In m illi on s)

Company Presentation | March 2025 17 (1) As reported in Earnings Releases: 2019 as reported on 2/26/2020; 2020 as reported on 2/25/2021; 2021 as reported on 2/24/2022; and 2022 as reported on 2/22/2023; 2023 and 2024 as reported on 2/26/25 HOTEL ADR(1) HOTEL OCCUPANCY(1) Occupancy Holding Steady; ADR on the Rise Hotel Yountville $296 $333 $458 $482 $483 $473 $- $100 $200 $300 $400 $500 2019 2020 2021 2022 2023 2024 78.9% 30.3% 51.9% 64.7% 65.7% 67.0% 0% 20% 40% 60% 80% 100% 2019 2020 2021 2022 2023 2024

Company Presentation | March 2025 18 $121.5 $(4.5) $87.5 $172.4 $176.7 $157.6 $(20) $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2019 2020 2021 2022 2023 2024 (In m illi on s) AFFO/SHARE DOWN ON HIGHER EXPENSES & INTEREST RATES(1)(2)SLIGHTLY LOWER ADJUSTED EBITDARE(1)(2) Quarter Highlights Full Year Highlights Total Revenue Flat, But Higher Expenses (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively (2) 2024 Adjusted EBITDAre and AFFO includes the results of the 15 hotels owned during the full year ended December 31, 2024 and the results of Hilton Torrey Pines through its date of disposition in July 2024 $0.47 $0.10 $0.20 $0.49 $0.44 $0.42 $0.44 $(0.85) $0.22 $0.43 $0.20 $0.10 $0.29 $(0.29) $0.17 $0.16 ($0.08) ($0.24) $0.27 $(0.24) $0.25 $0.16 $0.04 ($0.06) $(1.60) $(1.20) $(0.80) $(0.40) $- $0.40 $0.80 $1.20 $1.60 $2.00 2019 2020 2021 2022 2023 2024 (In m illi on s) Q1 Q2 Q3 Q4 • Adjusted funds from operations (AFFO) was $(0.06) per diluted share for the quarter. • Net loss attributable to common stockholders for the quarter was $(31.1) million or $(0.47) per diluted share. • Net debt to gross assets was 40.8% at the end of the fourth quarter. • Capex invested during the quarter was $15.8 million. • Total Revenue up 5.3%, Adjusted EBITDAre down 19.3% compared to the end of the fourth quarter in 2023.

Major 2024 Capital Expenditures

BRAEMAR HOTELS & RESORTS

$74M on Capital Expenditures in 2024

Ritz-Carlton St. Thomas



- Restaurant renovation *(Complete)*

Ritz-Carlton Lake Tahoe



- Public space renovation *(Complete)*

Ritz-Carlton Sarasota



- Spa renovation *(Complete)*

Capital Hilton



- Guestroom renovation & key additions *(Complete)*

Bardessono Hotel



- Guestroom renovation & converting fitness center into a parlor *(Complete)*

Cameo Beverly Hills


CAMEO

- LXR conversion (PIP) *(Completion in Q4 '25)*

Company Presentation | March 2025 19

Company Presentation | March 2025 20 Major 2025 Planned Capital Expenditures Ritz-Carlton Lake Tahoe Park Hyatt Beaver Creek Hotel Yountville Cameo Beverly Hills $75M - $95M Range in Capital Expenditures Planned in 2025 • Café Blue Renovation (Completion in Q3 ’25) • Guestroom Renovation (Completion in Q4 ’25) • LXR conversion (PIP) (Completion in Q4 ’25) • Guestroom Renovation (Completion in Q4 ’25)

Company Presentation | March 2025 21 BHR Adds New Director Jay Shah Mary Candace Evans Rebeca Odino-Johnson Matthew D. Rinaldi Richard J. Stockton (CEO) BHR BOARD OF DIRECTORS Stefani D. Carter (Lead Director) Monty J. Bennett (Chairman) Rebecca Musser Certified Internal Auditor Appointed Rebecca Musser • Ms. Musser was appointed to the BHR Board of Directors and as chair of our Audit Committee on December 30, 2024. • Ms. Musser was first nominated in August 2024 as an Independent Director of Wheeler Real Estate Investment Trust (NASDAQ: WHLR), which owns, acquires, develops, finances, leases, and manages more than 8 million sqft of retail properties. • As a licensed Certified Internal Auditor, she began her internal audit experience roughly 20 years ago at Tyler Technologies, where she and the audit director formed the company’s first internal audit department. Following Tyler Technologies, Ms. Musser worked for public company Dean Foods in their internal audit department and served as Controller at Paul Quinn College. • Ms. Musser’s clients within the last 7 years include global investment firm Sixth Street Partners, formerly part of TPG, and MUFG, a bank and private equity fund administrator. At MUFG, she served as the Interim Controller for a real estate private equity fund administrator. At Sixth Street, she assisted the management companies and the fund companies with complex accounting projects.

Liability Management Ritz-Carlton Lake Tahoe

Company Presentation | March 2025 23 $129.7 $70.5 $242.6 $407.0 $363.0 0.0% 6.1% 3.3% 11.4% 19.1% 17.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2025 2026 2027 2028 2029 2030 (in m ill io ns ) % of Gross Assets Closed Major Refinancing to Extend Maturities and Reduce Interest Cost CMBS Loan Amount $293.2MM Maturity June 2025 Interest Rate SOFR + 266 Collateral Notary, Clancy, Marriott Waterfront, & Sofitel CMBS Refinancing(1)(2) Amount $363M Maturity 2 + 3 One Year Extensions Interest Rate SOFR + 252 LTV 48.9% Collateral Notary, Clancy, Marriott Waterfront, Sofitel, & RC Dorado Beach Mortgage Loan Amount $62MM Maturity March 2026 Interest Rate SOFR + 475 Collateral RC Dorado Beach Pro Forma Maturity Schedule(3)(4) (1) The new loan totals $363 million and provides for a floating interest rate of SOFR + 2.52%. (2) This LTV compares to an LTV of 43% on the $407MM borrowed last year as part of the CMBS financing of 5 properties. Concurrent with that transaction, $44.2MM was retained and is owned by BHR. (3) 2026 maturity reflects the $10MM paydown of the Lake Tahoe Loan following the end of Q4 2024. (4) Percentages reflect each year’s maturing debt as a % of total gross assets.

Appendix Ritz-Carlton Sarasota

Company Presentation | March 2025 25 Indebtedness

Company Presentation | March 2025 26 Indebtedness

Company Presentation | March 2025 27 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | March 2025 28 Hilton La Jolla Torrey Pines Reported Financials and Full Year Actuals TORREY PINES FULL YEAR FINANCIALS

Company Presentation | March 2025 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | March 2025 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | March 2025 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | March 2025 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | March 2025 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | March 2025 34 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | March 2025 35 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | March 2025 36 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | March 2025 37 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | March 2025 38 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | March 2025 39 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA Note: As reported, used in Comparable Hotel EBITDA Slide 17

Company Presentation | March 2025 40 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | March 2025 41 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | March 2025 42 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | March 2025 43 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | March 2025 44 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | March 2025 45 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | March 2025 46 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | March 2025 47 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | March 2025 48 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.